First Quarter 2023 Earnings M a y 9 , 2 0 2 3

These presentations contain forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend,” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of these presentations are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in these presentations. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non- GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has presented the following non- GAAP financial measures to assist investors in understanding the Company’s core net operating results on an on-going basis: (i) constant currency revenue growth %, (ii) non-GAAP gross profit/margin %, (iii) non-GAAP SG&A expense, (iv) non-GAAP R&D expense, (v) non-GAAP litigation settlements and (awards), (vi) non- GAAP operating expense %, (vii) non-GAAP operating income/margin %, (viii) non-GAAP earnings per diluted share, (ix) adjusted free cash flow and (x) adjusted EBITDA. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core operating results with those of other companies. Management believes these non-GAAP financial measures are important in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at www.masimo.com to access Supplementary Financial Information. Safe Harbor Statement

Consolidated Revenue $565 million First Quarter 2023 Financial Highlights(1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Consolidated Healthcare Non-Healthcare Non-GAAP Operating Profit $76 million Non-GAAP Earnings Per share $0.87 per share Consolidated Revenue Growth 5% (on a pro forma, constant currency basis) Non-GAAP Oper. Profit Growth 8% Non-GAAP EPS Growth -6% Healthcare Revenue $347 million Healthcare Revenue Growth 16% (on a constant currency basis) Non-Healthcare Revenue $218 million Non-Healthcare Revenue Growth -9% (on a pro forma, constant currency basis)

(In millions; except EPS) Actual Prior Year vs. Prior Revenue $565 $304 86% Healthcare 347 304 14% Non-Healthcare 218 N/A N/A Gross Profit $293 $205 42% Healthcare 215 205 5% Non-Healthcare 78 N/A N/A Gross Margin 51.8% 67.5% -1570 bps Healthcare 61.9% 67.5% -560 bps Non-Healthcare 35.6% N/A N/A Operating Profit $76 $70 8% Operating Margin 13.4% 22.9% -950 bps Non-Operating Inc. / (Exp.) (11) 0 -5629% Pre-Tax Income $65 $70 -7% Income Taxes 17 17 3% Tax Rate 26.8% 24.0% 280 bps Net Income $47 $53 -11% Shares 54.4 57.3 -5% Earnings Per Share $0.87 $0.93 -6% First Quarter 2023 Results | Non-GAAP(1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Pro Forma Constant Currency Revenue Growth Consolidated 5% Healthcare 16% Non-Healthcare -9%

Consolidated Revenue $2,415 to $2,460 million Full Year 2023 Guidance as of May 9, 2023(1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Consolidated Healthcare Non-Healthcare Non-GAAP Operating Profit $400 to $405 million Non-GAAP Earnings Per share $4.70 to $4.80 per share Consolidated Revenue Growth 6% to 8% (on a pro forma, constant currency basis) Non-GAAP Oper. Profit Growth 10% to 12% Non-GAAP EPS Growth 2% to 5% Healthcare Revenue $1,450 to $1,465 million Healthcare Revenue Growth 8% to 10% (on a constant currency basis) Non-Healthcare Revenue $965 to $995 million Non-Healthcare Revenue Growth 2% to 5% (on a pro forma, constant currency basis)

Guidance vs. Prior Year (In millions; except EPS) Low High Prior Year Low High Revenue $2,415 $2,460 $2,036 19% 21% Healthcare 1,450 1,465 1,340 8% 9% Non-Healthcare 965 995 695 39% 43% Gross Profit $1,304 $1,330 $1,123 16% 18% Healthcare 920 931 870 6% 7% Non-Healthcare 384 399 252 52% 58% Gross Margin 54.0% 54.1% 55.1% -110 bps -100 bps Healthcare 63.5% 63.6% 64.9% -140 bps -130 bps Non-Healthcare 39.8% 40.1% 36.3% 350 bps 380 bps Operating Profit $400 $405 $362 10% 12% Operating Margin 16.6% 16.5% 17.8% -120 bps -130 bps Non-Operating Inc. / (Exp.) (48) (46) (21) 124% 114% Pre-Tax Income $352 $359 $341 3% 5% Income Taxes 93 95 88 6% 9% Tax Rate 26.5% 26.5% 25.7% 80 bps 80 bps Net Income $259 $264 $253 2% 4% Shares 55.0 55.0 55.2 0% 0% Earnings Per Share $4.70 $4.80 $4.59 2% 5% Full Year 2023 Guidance | Non-GAAP(1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Pro Forma Constant Currency Revenue Growth Low High Consolidated 6% 8% Healthcare 8% 10% Non-Healthcare 2% 5%

Appendices GAAP to Non-GAAP Reconciliations

Consolidated Income Statement

(Unaudited; in millions, except per share data) [1]	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	FY 2023 Guidance [2] Low	FY 2023 Guidance [2] High
GAAP revenue	$299.0	$305.1	$307.4	$327.6	$1,239.2	$304.2	$565.3	$549.3	$617.0	$2,035.8	$565.0	$2,415	$2,460
GAAP gross profit	$196.9	$192.9	$203.6	$214.9	$808.3	$204.7	$258.2	$282.5	$313.3	$1,058.8	$284.8	$1,279	$1,305
Acquired tangible asset amortization	0.1	0.1	0.1	0.1	0.5	-	46.2	6.4	-	52.6	-	-	-
Acquired intangible asset amortization	0.6	0.6	0.6	0.6	2.4	0.6	4.9	0.1	5.6	11.2	5.2	22	22
Acquisition, integration and related costs	0.1	0.5	0.0	0.3	0.9	0.0	0.0	-	0.1	0.1	-	-	-
Other adjustments	-	3.4	-	-	3.4	-	-	-	-	-	2.5	3	3
Non-GAAP gross profit	$197.7	$197.5	$204.5	$215.9	$815.5	$205.4	$309.2	$289.1	$318.9	$1,122.7	$292.6	$1,304	$1,330
GAAP selling, general and administrative expenses	$96.7	$93.9	$100.6	$104.1	$395.3	$108.9	$188.3	$174.6	$185.5	$657.4	$196.3		
Acquired tangible asset amortization	-	-	-	-	-	-	(2.1)	(2.4)	(2.4)	(6.8)	(2.2)		
Acquired intangible asset amortization	(1.0)	(0.9)	(0.9)	(0.9)	(3.7)	(0.9)	(4.4)	(4.5)	(4.5)	(14.3)	(4.7)		
Acquisition, integration and related costs	(1.0)	(0.4)	(0.3)	(0.5)	(2.2)	(3.1)	(19.7)	(9.6)	(5.1)	(37.5)	(3.5)		
Litigation related expenses and settlements	-	(0.4)	(1.2)	(4.4)	(6.0)	(5.5)	(7.2)	(3.4)	(12.6)	(28.7)	(19.1)		
Other adjustments	-	-	-	-	-	-	-	-	-	-	-		
Non-GAAP selling, general and administrative expenses	$94.7	$92.2	$98.3	$98.3	$383.5	$99.5	$154.9	$154.7	$160.8	$569.8	$166.8		
GAAP research and development expenses	$34.5	$33.9	$35.4	$33.4	$137.2	$36.1	$47.8	$53.1	$54.3	$191.4	$50.5		
Acquired intangible asset amortization	-	-	-	-	-	-	-	-	-	-	-		
Acquisition, integration and related costs	-	-	-	-	-	-	(0.1)	(0.1)	(0.6)	(0.7)	(0.2)		
Non-GAAP research and development expenses	$34.5	$33.9	$35.4	$33.4	$137.2	$36.1	$47.8	$53.1	$53.7	$190.7	$50.2		
GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0		
Litigation related expenses and settlements	-	-	-	-	-	-	-	(0.0)	-	(0.0)	-		
Non-GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0		
GAAP operating expenses	$131.2	$127.8	$136.0	$137.5	$532.5	$145.0	$236.1	$227.7	$239.8	$848.8	$246.8		
Acquired tangible asset amortization	-	-	-	-	-	-	(2.1)	(2.4)	(2.4)	(6.8)	(2.2)		
Acquired intangible asset amortization	(1.0)	(0.9)	(0.9)	(0.9)	(3.7)	(0.9)	(4.4)	(4.5)	(4.5)	(14.3)	(4.7)		
Acquisition, integration and related costs	(1.0)	(0.4)	(0.3)	(0.5)	(2.2)	(3.1)	(19.7)	(9.7)	(5.7)	(38.3)	(3.7)		
Litigation related expenses and settlements	-	(0.4)	(1.2)	(4.4)	(6.0)	(5.5)	(7.2)	(3.4)	(12.6)	(28.7)	(19.1)		
Other adjustments	-	-	-	-	-	-	-	-	-	-	-		
Non-GAAP operating expenses	$129.2	$126.1	$133.7	$131.7	$520.7	$135.6	$202.6	$207.8	$214.5	$760.5	$217.1		
GAAP operating profit	$65.7	$65.1	$67.6	$77.4	$275.8	$59.7	$22.1	$54.8	$73.5	$210.0	$38.0	$309	$314
Acquired tangible asset amortization	0.1	0.1	0.1	0.1	0.5	-	48.2	8.8	2.4	59.4	2.2	9	9
Acquired intangible asset amortization	1.6	1.5	1.5	1.5	6.1	1.5	9.3	4.6	10.1	25.5	9.9	42	42
Acquisition, integration and related costs	1.0	0.9	0.3	0.8	3.1	3.1	19.7	9.7	5.8	38.4	3.7	8	8
Litigation related expenses and settlements	-	0.4	1.2	4.4	6.0	5.5	7.2	3.4	12.6	28.7	19.1	29	29
Other adjustments	-	3.4	-	-	3.4	-	-	-	-	-	2.5	3	3
Non-GAAP operating profit	$68.5	$71.4	$70.8	$84.2	$294.8	$69.8	$106.6	$81.3	$104.4	$362.2	$75.5	$400	$405

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) 2023 Guidance provided on May 9, 2023.

Consolidated Income Statement

(Unaudited; in millions, except per share data) [1]	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	FY 2023 Guidance [2] Low	FY 2023 Guidance [2] High
GAAP non-operating income (expense)	**($0.7)**	**$0.1**	**($0.1)**	**($0.7)**	**($1.4)**	**($0.6)**	**$4.5**	**($2.8)**	**($17.6)**	**($16.6)**	**($11.8)**	**($50)**	**($48)**
Realized and unrealized gains or losses	0.8	0.1	0.2	0.8	1.9	0.8	(8.2)	(5.4)	7.3	(5.5)	0.7	1	1
Financing related adjustments	-	-	-	-	-	-	0.6	0.5	0.5	1.5	0.5	2	2
Other adjustments	-	-	-	-	-	-	(0.5)	(0.4)	-	(0.9)	-	0	0
Non-GAAP non-operating income (expense)	**$0.1**	**$0.1**	**$0.2**	**$0.1**	**$0.4**	**$0.2**	**($3.6)**	**($8.2)**	**($9.8)**	**($21.4)**	**($10.7)**	**($48)**	**($46)**
GAAP provision for income taxes	**$11.5**	**$15.0**	**$9.8**	**$8.4**	**$44.7**	**$12.5**	**$8.5**	**$14.1**	**$14.9**	**$49.9**	**$4.9**	**$68**	**$70**
Tax impact of non-GAAP adjustments	0.6	1.2	0.5	1.4	3.7	2.5	19.5	4.9	8.2	35.2	10.0	21	21
Excess tax benefits from stock-based compensation	4.3	1.3	6.4	4.4	16.4	1.7	0.2	0.3	0.2	2.4	2.4	4	4
Non-GAAP provision for income taxes	**$16.4**	**$17.5**	**$16.7**	**$14.2**	**$64.9**	**$16.8**	**$28.2**	**$19.3**	**$23.3**	**$87.6**	**$17.4**	**$93**	**$95**
GAAP net income (loss)	**$53.4**	**$50.2**	**$57.8**	**$68.3**	**$229.6**	**$46.6**	**$18.1**	**$37.9**	**$41.1**	**$143.5**	**$21.3**	**$190**	**$195**
Acquired tangible asset amortization	0.1	0.1	0.1	0.1	0.5	-	48.2	8.8	2.4	59.4	2.2	9	9
Acquired intangible asset amortization	1.6	1.5	1.5	1.5	6.1	1.5	9.3	4.6	10.1	25.5	9.9	42	42
Acquisition, integration and related costs	1.0	0.9	0.3	0.8	3.1	3.1	19.7	9.7	5.8	38.4	3.7	8	8
Litigation related expenses and settlements	-	0.4	1.2	4.4	6.0	5.5	7.2	3.4	12.6	28.7	19.1	29	29
Other adjustments	-	3.4	-	-	3.4	-	(0.5)	(0.4)	-	(0.9)	2.5	3	3
Realized and unrealized gains or losses	0.8	0.1	0.2	0.8	1.9	0.8	(8.2)	(5.4)	7.3	(5.5)	0.7	1	1
Financing related adjustments	-	-	-	-	-	-	0.6	0.5	0.5	1.5	0.5	2	2
Tax impact of non-GAAP adjustments	(0.6)	(1.2)	(0.5)	(1.4)	(3.7)	(2.5)	(19.5)	(4.9)	(8.2)	(35.2)	(10.0)	(21)	(21)
Excess tax benefits from stock-based compensation	(4.3)	(1.3)	(6.4)	(4.4)	(16.4)	(1.7)	(0.2)	(0.3)	(0.2)	(2.4)	(2.4)	(4)	(4)
Non-GAAP net income (loss)	**$52.1**	**$54.0**	**$54.3**	**$70.1**	**$230.4**	**$53.2**	**$74.8**	**$53.9**	**$71.3**	**$253.2**	**$47.5**	**$259**	**$264**
GAAP net income (loss) per share	**$0.92**	**$0.88**	**$1.00**	**$1.18**	**$3.98**	**$0.81**	**$0.33**	**$0.70**	**$0.76**	**$2.60**	**$0.39**	**$3.46**	**$3.55**
Acquired tangible asset amortization	0.00	0.00	0.00	0.00	0.01	0.00	0.87	0.16	0.04	1.08	0.04	0.17	0.17
Acquired intangible asset amortization	0.03	0.03	0.03	0.03	0.11	0.03	0.17	0.09	0.19	0.46	0.18	0.76	0.76
Acquisition, integration and related costs	0.02	0.02	0.01	0.01	0.05	0.05	0.36	0.18	0.11	0.70	0.07	0.15	0.15
Litigation related expenses and settlements	0.00	0.01	0.02	0.08	0.10	0.10	0.13	0.06	0.23	0.52	0.35	0.54	0.54
Other adjustments	0.00	0.06	0.00	0.00	0.06	0.00	(0.01)	(0.01)	0.00	(0.02)	0.05	0.05	0.05
Realized and unrealized gains or losses	0.01	0.00	0.00	0.01	0.03	0.01	(0.15)	(0.10)	0.14	(0.10)	0.01	0.01	0.01
Financing related adjustments	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.01	0.01	0.03	0.01	0.03	0.03
Tax impact of non-GAAP adjustments	(0.01)	(0.02)	(0.01)	(0.02)	(0.06)	(0.04)	(0.35)	(0.09)	(0.15)	(0.64)	(0.18)	(0.39)	(0.39)
Excess tax benefits from stock-based compensation	(0.07)	(0.02)	(0.11)	(0.08)	(0.28)	(0.03)	(0.00)	(0.01)	(0.00)	(0.04)	(0.04)	(0.07)	(0.07)
Non-GAAP net income (loss) per share	**$0.90**	**$0.94**	**$0.94**	**$1.21**	**$3.99**	**$0.93**	**$1.35**	**$1.00**	**$1.32**	**$4.59**	**$0.87**	**$4.70**	**$4.80**
Weighted average shares outstanding - Diluted	**57.9**	**57.4**	**57.7**	**57.8**	**57.7**	**57.3**	**55.3**	**54.1**	**54.1**	**55.2**	**54.4**	**55.0**	**55.0**

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) 2023 Guidance provided on May 9, 2023.

MASIMO

Revenue

(Unaudited; in millions, except percentages) [1,3]	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	FY 2023 Guidance [2] Low	FY 2023 Guidance [2] High
Revenue													
Healthcare	299.0	305.1	307.4	327.6	1,239.2	304.2	357.0	327.2	351.9	1,340.3	346.7	1,450	1,465
Non-Healthcare	-	-	-	-	-	-	208.3	222.1	265.1	695.5	218.3	965	995
GAAP revenue	**$299.0**	**$305.1**	**$307.4**	**$327.6**	**$1,239.2**	**$304.2**	**$565.3**	**$549.3**	**$617.0**	**$2,035.8**	**$565.0**	**$2,415**	**$2,460**
Healthcare	N/A	N/A	N/A	N/A	N/A	4.3	6.0	11.1	8.6	30.0	5.6	3	3
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3	3
Constant currency adjustments	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**$4.3**	**$6.0**	**$11.1**	**$8.6**	**$30.0**	**$5.6**	**$6**	**$6**
Healthcare	299.0	305.1	307.4	327.6	1,239.2	308.6	363.0	338.3	360.5	1,370.4	352.3	1,453	1,468
Non-Healthcare	-	-	-	-	-	-	208.3	222.1	265.1	695.5	218.3	968	998
Non-GAAP revenue (constant currency)	**$299.0**	**$305.1**	**$307.4**	**$327.6**	**$1,239.2**	**$308.6**	**$571.3**	**$560.4**	**$625.6**	**$2,065.9**	**$570.6**	**$2,421**	**$2,466**
Healthcare	N/A	N/A	N/A	N/A	N/A	1.7%	17.0%	6.4%	7.4%	8.2%	14.0%	8%	9%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	39%	43%
GAAP revenue growth	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**1.7%**	**85.3%**	**78.7%**	**88.3%**	**64.3%**	**85.7%**	**19%**	**21%**
Healthcare	N/A	N/A	N/A	N/A	N/A	3.2%	19.0%	10.0%	10.1%	10.6%	15.8%	8%	10%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	39%	43%
Non-GAAP revenue growth (constant currency)	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**3.2%**	**87.2%**	**82.3%**	**91.0%**	**66.7%**	**87.6%**	**19%**	**21%**
Pro Forma Revenue [4]													
Healthcare	299.0	305.1	307.4	327.6	1,239.2	304.2	357.0	327.2	351.9	1,340.3	346.7	1,450	1,465
Non-Healthcare	211.1	206.4	227.2	264.0	908.7	250.6	215.2	222.1	265.1	953.0	218.3	965	995
GAAP revenue	**$510.1**	**$511.5**	**$534.6**	**$591.6**	**$2,147.8**	**$554.9**	**$572.2**	**$549.3**	**$617.0**	**$2,293.4**	**$565.0**	**$2,415**	**$2,460**
Healthcare	N/A	N/A	N/A	N/A	N/A	4.3	6.0	11.1	8.6	30.0	5.6	3	3
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	7.3	12.2	16.9	21.9	58.3	9.5	3	3
Constant currency adjustments	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**$11.6**	**$18.2**	**$28.0**	**$30.5**	**$88.3**	**$15.1**	**$6**	**$6**
Healthcare	299.0	305.1	307.4	327.6	1,239.2	308.6	363.0	338.3	360.5	1,370.4	352.3	1,453	1,468
Non-Healthcare	211.1	206.4	227.2	264.0	908.7	257.9	227.4	239.0	287.0	1,011.3	227.8	968	998
Non-GAAP revenue (constant currency)	**$510.1**	**$511.5**	**$534.6**	**$591.6**	**$2,147.8**	**$566.5**	**$590.5**	**$577.3**	**$647.5**	**$2,381.7**	**$580.1**	**$2,421**	**$2,466**
Healthcare	N/A	N/A	N/A	N/A	N/A	1.7%	17.0%	6.4%	7.4%	8.2%	14.0%	8%	9%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	18.7%	4.3%	-2.3%	0.4%	4.9%	-12.9%	1%	4%
GAAP revenue growth	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**8.8%**	**11.9%**	**2.7%**	**4.3%**	**6.8%**	**1.8%**	**5%**	**7%**
Healthcare	N/A	N/A	N/A	N/A	N/A	3.2%	19.0%	10.0%	10.1%	10.6%	15.8%	8%	10%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	22.2%	10.2%	5.2%	8.7%	11.3%	-9.1%	2%	5%
Non-GAAP revenue growth (constant currency)	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**11.1%**	**15.4%**	**8.0%**	**9.5%**	**10.9%**	**4.6%**	**6%**	**8%**

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) 2023 Guidance provided on May 9, 2023.
(3) Constant currency adjustments are intended to reflect revenue at prior year foreign exchange rates for comparison purposes.
(4) Represents pro forma financial information, which is being provided for year-over-year comparison purposes only. Pro forma financial information includes historical results for the acquired Sound United business prior to the transaction date on April 11, 2022.

MASIMO

Segment Reporting (1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions. (2) 2023 Guidance provided on May 9, 2023. (Unaudited; in millions) (1) FY 2023 Guidance (2) Q1 2022 Q2 2022 Q3 2022 Q4 2022 FY 2022 Q1 2023 Low High Revenue Healthcare 304.2 357.0 327.2 351.9 1,340.3 346.7 1,450 1,465 Non-Healthcare - 208.3 222.1 265.1 695.5 218.3 965 995 GAAP revenue $304.2 $565.3 $549.3 $617.0 $2,035.8 $565.0 $2,415 $2,460 Gross profit Healthcare 205.4 236.7 211.4 216.7 870.2 214.8 920 931 Non-Healthcare - 72.5 77.7 102.2 252.5 77.8 384 399 Other (0.6) (51.1) (6.5) (5.6) (63.9) (7.7) (25) (25) GAAP gross profit $204.7 $258.2 $282.5 $313.3 $1,058.8 $284.8 $1,279 $1,305 Acquired tangible asset amortization - 46.2 6.4 - 52.6 - - - Acquired intangible asset amortization 0.6 4.9 0.1 5.6 11.2 5.2 22 22 Acquisition, integration and related costs 0.0 0.0 - 0.1 0.1 - - - Other adjustments - - - - - 2.5 3 3 GAAP adjustments $0.6 $51.1 $6.5 $5.6 $63.9 $7.7 $25 $25 Healthcare 205.4 236.7 211.4 216.7 870.2 214.8 920 931 Non-Healthcare - 72.5 77.7 102.2 252.5 77.8 384 399 Other - - - - - - - - Non-GAAP gross profit $205.4 $309.2 $289.1 $318.9 $1,122.7 $292.6 $1,304 $1,330